UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2013

Gold Hill Resources, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53627	88-0492010
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3751 Seneca Ave., Pahrump, NV		89048
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (775)-751-6931

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.06 - Change in Shell Company Status.

The Registrant filed a Current Report on Form 8-K dated May 31, 2013, stating it has ceased being a shell company as defined in Rule 12b-2. This Form 8-K/A amends this statement. The Registrant is currently a shell company. The Registrant believes that it will no longer be a shell company upon the completion of the merger.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLD HILL RESOURCES, INC.

Date: June 12, 2013	By:	/s/ Eric Stoppenhagen
Name: Eric Stoppenhagen
Title: Chief Financial Officer